INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Presidential Life Corporation on Form S-8 of our report dated
February 28, 1996, appearing in the Annual Report on Form 10-K of
Presidential Life Corporation for the year ended December 31, 1995.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

New York, New York

July 15, 1996